                                                   Registration Number 333-51035

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM  S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                        Post-Effective Amendment No. 1

               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas  77550
         (Complete Address of Depositor's Principal Executive Offices)

Rex D. Hemme                                     Jerry L. Adams
Vice President, Actuary                          Greer, Herz & Adams, L.L.P.
American National                 With copy to:  One Moody Plaza, 18th Floor
Insurance Company                                Galveston, Texas 77550
One Moody Plaza
Galveston, Texas  77550
(Name and Address of Agent for Service)

================================================================================
Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule 24f-2(b)(1) has been filed in the Office of the Securities and Exchange Commission on __________, 1999 for the Registrant's fiscal year ending
December 31, 1998.
================================================================================

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]   on (date) pursuant to paragraph (b) of Rule 485

[x]   60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]   on  (date) pursuant to paragraph (a)(1) of Rule 485

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Variable Life Insurance Policies

                     WEALTHQUEST(TM) SHIELD VARIABLE LIFE
                                   Issued by
                      American National Insurance Company
             Home Office: One Moody Plaza, Galveston, Texas 77550
                                1-800-306-2959

                         Prospectus Dated May 1, 1999

     This prospectus describes a variable life insurance policy offered by American National Insurance Company. The policy provides life insurance protection with cash value that can be obtained by surrendering the policy or requesting a policy loan. The death benefits available under your policy can increase if the value of the policy increases.

     Generally, the policy will be a Modified Endowment Contract for federal income tax purposes. Therefore, all policy loans, assignments and surrenders are treated first as distributions of taxable income and then as a return of your basis or investment in the policy. In addition, prior to your reaching age 59 1/2, these distributions generally would be subject to a 10% penalty tax.

     The minimum initial premium is $10,000. Additional premiums may be paid, subject to certain limitations. The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, MFS Variable Insurance Trust, Van Eck Worldwide Insurance Trust, Federated Insurance Series, and Lazard Retirement Series, Inc. The portfolios currently available for purchase by the subaccounts are:

 .  AN Money Market                    .  MFS Value Series
 .  AN Growth                          .  MFS Emerging Growth Series
 .  AN Balanced                        .  MFS Research Series
 .  AN Managed                         .  MFS Growth With Income Series
 .  T. Rowe Price Equity Income        .  Van Eck Hard Assets
 .  T. Rowe Price Mid-Cap Growth       .  Van Eck Worldwide Emerging Markets
 .  T. Rowe Price International Stock  .  Federated Utility Fund II
 .  VIP Contrafund                     .  Federated Growth Strategies Fund II
 .  VIP Asset Manager: Growth          .  Federated Fund for U.S. Government
 .  VIP Asset Manager                     Securities II
 .  VIP Index 500                      .  Federated High Income Bond Fund II
 .  VIP Growth Opportunities           .  Federated Equity Income Fund II
 .  T.  Rowe Price Limited-Term Bond   .  Lazard Retirement Emerging Markets
                                      .  Lazard Retirement Small Cap

     The Securities and Exchange Commission has not approved or disapproved the policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The policy involves investment risks, including possible loss of principal.

     Please read this prospectus and keep it for future reference.

TABLE OF CONTENTS

Section                                                  Page
-------                                                  ----

Definitions............................................

Summary................................................
     The Policy........................................
     Allocation of Premiums............................
     Policy Benefits and Rights........................
     Liquidity Considerations .........................
     Charges...........................................
     Taxes.............................................

Policy Benefits........................................
     Purposes of the Policy............................
     Death Benefit Proceeds............................
     Death Benefit ....................................
     Duration of the Policy............................
     Accumulation Value ...............................
     Payment of Policy Benefits........................

Policy Rights..........................................
     Loan Benefits.....................................
     Surrenders........................................
     Transfers.........................................
     Dollar Cost Averaging ............................
     Asset Allocation .................................

Payment and Allocation of Premiums.....................
     Issuance of a Policy..............................
     Premiums..........................................
     Premium Flexibility...............................
     Allocation of Premiums and Accumulation Value.....
     Grace Period and Reinstatement....................

Charges and Deductions.................................
     Premium Charges...................................
     Charges from Accumulation Value...................
     Exceptions to Charges.............................

American National Insurance Company, the Separate
Account, the Funds and the Fixed Account...............
     American National Insurance Company...............
     The Separate Account..............................

     The Funds.........................................
     Fixed Account.....................................

Federal Tax Matters....................................
     Introduction......................................
     Tax Status of the Policy .........................
     Tax Treatment of Policy Proceeds .................
     American National's Income Taxes..................

Other Information......................................
     Sale of the Policy................................
     Year 2000.........................................
     The Contract......................................
     Dividends.........................................
     Legal Matters.....................................
     Legal Proceedings.................................
     Registration Statement............................
     Experts...........................................

Senior Executive Officers and Directors of
American National Insurance Company....................

Financial Statements...................................

Appendix...............................................
     Illustrations of Death Benefits,
     Accumulation Values and Surrender Values..........

DEFINITIONS

Accumulation Value           The total amount that a Policy provides for
                             investment at any time.

--------------------------------------------------------------------------------

Age at Issue                 The age at the Insured's last birthday before the
                             Date of Issue.

--------------------------------------------------------------------------------

American National Fund       American National Investment Accounts, Inc.

--------------------------------------------------------------------------------

Attained Age                 Age at Issue plus the number of complete Policy
                             Years.

--------------------------------------------------------------------------------

Beneficiary                  The Beneficiary designated in the application or
                             the latest change, if any, filed and recorded with us.

--------------------------------------------------------------------------------

Daily Asset Charge           A charge equal to an annual rate of 1.25% of the
                             average daily Accumulation Value of each subaccount.

--------------------------------------------------------------------------------

Date of Issue                The Date of Issue in the Policy.

--------------------------------------------------------------------------------

Death Benefit                The amount of insurance coverage provided under the
                             selected Death Benefit option.

--------------------------------------------------------------------------------

Death Benefit Proceeds       The proceeds payable upon death of the Insured.

--------------------------------------------------------------------------------

Declared Rate                The rate at which interest is credited in the
                             Fixed Account.

--------------------------------------------------------------------------------

Effective Date               The later of the Date of Issue or the date on
                             which:

                               .  the first premium, as shown on the Policy
                                  Data Page, has been paid; and

                               . the Policy has been delivered during the Insured's lifetime and good health.

                             Any increase in Specified Amount or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such increase or for reinstatement of the Policy.

--------------------------------------------------------------------------------

Eligible Portfolio           A Portfolio of the portfolio companies in which a
                             subaccount can be invested.

--------------------------------------------------------------------------------

Federated Fund               Federated Insurance Series

--------------------------------------------------------------------------------

Fidelity Funds               Variable Insurance Products Fund II and Variable
                             Insurance Products Fund III

--------------------------------------------------------------------------------

Fixed Account                A part of our General Account which accumulates
                             interest at a fixed rate.

--------------------------------------------------------------------------------

General Account              Includes all of our assets except assets segregated
                             into separate accounts.

--------------------------------------------------------------------------------

Insured                      The person upon whose life the Policy is issued.

--------------------------------------------------------------------------------

Lazard Fund                  Lazard Retirement Series, Inc.

--------------------------------------------------------------------------------

MFS Fund                     MFS Variable Insurance Trust

--------------------------------------------------------------------------------

Monthly Deduction            The sum of (1) cost of insurance charge and (2)
                             expense charge shown on the Policy Data Page.

--------------------------------------------------------------------------------

Monthly Deduction Date       The same date in each succeeding month as the Date
                             of Issue, except that whenever the Monthly
                             Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk           Your Death Benefit minus your Accumulation Value.

--------------------------------------------------------------------------------

Net Premium                  Premium less any premium charge.

--------------------------------------------------------------------------------

Policy The variable life insurance policy described in this prospectus.

--------------------------------------------------------------------------------

Policy Data Page             The pages of the Policy so titled.

--------------------------------------------------------------------------------

Policy Debt                  The sum of all unpaid Policy loans and accrued
                             interest thereon.

--------------------------------------------------------------------------------

Policyowner ("You")          The owner of the Policy, as designated in the
                             application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

--------------------------------------------------------------------------------

Policy Year                  The period from one Policy anniversary date until
                             the next Policy anniversary date.

--------------------------------------------------------------------------------

Portfolio Companies          American National Fund, Fidelity Funds, T. Rowe
                             Price Funds, MFS Fund, Federated Fund, Van Eck Fund and Lazard Fund

--------------------------------------------------------------------------------

Satisfactory Proof of Death  Submission of the following:

                             .  a certified copy of the death certificate;

                             .  a claimant statement;

                             .  the Policy; and

                             . any other information that we may reasonably require to establish the validity of the claim.

--------------------------------------------------------------------------------

Specified Amount             The minimum Death Benefit under the Policy. The
                             Specified Amount is an amount you select in accordance with Policy requirements.

--------------------------------------------------------------------------------

Surrender Premium            Surrender Premium is calculated separately for the
                             initial Specified Amount and each increase in Specified Amount. Surrender Premium will equal the initial premium required to issue the Policy and the initial premium, if any, required to effect increases in Specified Amount. The Surrender
                             Premium is shown on the Policy Data Page, or as changed by subsequent endorsements for increases in Specified Amount.

--------------------------------------------------------------------------------

Surrender Value              The Accumulation Value less Policy Debt and
                             surrender charges.

--------------------------------------------------------------------------------

T. Rowe Price Funds          T. Rowe Price International Series, Inc., T. Rowe
                             Price Fixed Income Series and T. Rowe Price Equity
                             Series, Inc.

--------------------------------------------------------------------------------

Valuation Date               The close of business on each day the New York
                             Stock Exchange is open for regular trading.

--------------------------------------------------------------------------------

Valuation Period             The period between Valuation Dates.

--------------------------------------------------------------------------------

Van Eck Fund                 Van Eck Worldwide Insurance Trust

--------------------------------------------------------------------------------

SUMMARY

     The Policy is not available in some states. You should rely only on the information contained in this prospectus or to which you have been referred. We have not authorized anyone to provide you with information that is different.

     You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and there is no Policy Debt.

THE POLICY

     The Policy is a flexible premium variable life insurance policy.

     The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See Death Benefits, page ___ and Accumulation Value, page ___). You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

ALLOCATION OF PREMIUMS

     You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See The Separate Account, page ___ and Fixed Account, page ___). The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

     Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the AN Money Market Portfolio. Premium payments received within 15 days after the Date of Issue are also allocated to the AN Money Market Portfolio. Thereafter, premium payments and Accumulation Value are allocated in accordance with your instructions. The minimum amount that you can allocate to any one subaccount or to the Fixed Account is the greater of:

                        . 1% of Net Premium (for premium allocations) or Accumulation Value, or

                         .  $500.

POLICY BENEFITS AND RIGHTS

     Death Benefit. The Death Benefit is at least equal to the Specified Amount. (See Death Benefit Options, page ___.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See Payment of Policy Benefits, page ___.)

     Adjustments to Death Benefit. You can adjust the Death Benefit by increasing the Specified Amount. Changes in the Specified Amount are subject to certain limitations. (See Increase in Specified Amount, page ___).

     Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, and charges deducted from the Policy.
There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. We may charge a surrender charge. (See Surrenders, page ___). Surrenders may have tax consequences. (See Federal Income Tax Considerations, page ___).

     Policy Loans. After the first Policy Year, you can borrow money from us using the Policy as security for the loan. (See Loan Benefits, page ___). Policy Loans may have tax consequences. (See Federal Income Tax Considerations, page ___).

     Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. (See Refund Privilege, page ___.)

     Policy Lapse. The Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later.

LIQUIDITY CONSIDERATIONS

     No partial surrenders are permitted under the Policy. Therefore, this Policy has a limited amount of liquidity. After the first Policy Year, you can, subject to certain limitations, access a portion of your Accumulation Value through Policy loans. Loan may have an impact on other Policy benefits. (See Policy Loans, page ___.)

CHARGES

     Premium Charges. After the first Policy Year, any premiums will be reduced by a 4% premium charge before being allocated in the subaccounts or the Fixed Account.

     Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Expense Charges as follows:

     .  On each Monthly Deduction Date by:

        . Cost of Insurance Charge. The maximum cost of insurance charge is Net Amount at Risk times the guaranteed cost of insurance rate. The guaranteed cost of insurance is shown on your Policy Data Page.

        . Expense Charge. The expense charge is 0.40% of Accumulation Value attributable to premium paid in the first Policy Year.

     . On each Valuation Date, by a Daily Asset Charge not to exceed 1.25% annually of the average daily Accumulation Value in each subaccount. (See Charges and Deductions, page ___.)

     Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The net asset value of those shares is reduced by the Eligible Portfolios' expenses.

                          ELIGIBLE PORTFOLIO EXPENSES
                          ---------------------------
                    (as a percentage of average net assets)

               Management   Other      Total
Portfolio      Fees         Expenses   Expenses
---------      ----         --------   --------

AN Money Market
AN Growth
AN Balanced
AN Managed
T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth
T. Rowe Price International Stock
T.  Rowe Price Limited-Term Bond
VIP Contrafund
VIP Asset Manager: Growth
VIP Asset Manager
VIP Index 500
VIP Growth Opportunities
MFS Value Series
MFS Emerging Growth Series
MFS Research Series
MFS Growth With Income Series
Van Eck Hard Assets
Van Eck Worldwide Emerging Markets
Federated Utility Fund II
Federated Growth Strategies Fund II
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Equity Income Fund II
Lazard Retirement Emerging Markets
Lazard Retirement Small Cap

     See the prospectuses for the Portfolio Companies for more detailed information about the Eligible Portfolios' fees and expenses.

     Surrender Charges. If you surrender your Policy, a surrender charge will be assessed. The surrender charge for a surrender is assessed based on the amount of premiums paid and the amount of surrender premium shown on the Policy Data Page, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. (See Surrender Charge, page ___.) There are no surrender charges on Premiums in excess of the total Surrender Premium. The surrender premium is multiplied by the following percentages:

 Number of Years
 Since Surrender       Issue/Increase        Issue/Increase    Issue/Increase
 Premium Was Paid        Age 0 - 65            Age 66 - 75       Age 76 - 90


        1                  9.00%                 8.00%                 6.00%

        2                  8.50%                 7.50%                 5.50%

        3                  8.00%                 7.00%                 5.00%

        4                  7.00%                 6.00%                 4.00%

        5                  6.00%                 5.00%                 3.00%

        6                  5.00%                 4.00%                 2.00%

        7                  4.00%                 3.00%                 1.75%

        8                  3.00%                 2.00%                 1.50%

        9                  2.00%                 1.75%                 1.25%

    10 or more             0.00%                 0.00%                 0.00%

     Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See Transfer Charge, page ___.)

     Annual Fee. A $35 fee will be charged on the first Monthly Deduction Date of each Policy Year.

TAXES

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

     In most cases, the Policy will be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable income and then as a return of basis or investment in the policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

     See "Federal Tax Matters," page ___, for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

PURPOSES OF THE POLICY

     The Policy is designed to provide you:

  .  life insurance protection, and

  . Death Benefits which may and Accumulation Value which will vary with performance of your chosen investment options.

DEATH BENEFIT PROCEEDS

     We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

  .  the Death Benefit; minus

  .  Policy Debt; minus

  .  unpaid Monthly Deduction.

     Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

  .  the Beneficiary or Beneficiaries, or

  . if no Beneficiary survives the Insured, the Insured's estate will receive the proceeds.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See Payment of Policy Benefits, page ___.)

DEATH BENEFIT

     Until age 100, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of death. The Death Benefit at age 100 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the Insured increases as shown in the following Corridor Percentage Table:

                  CORRIDOR PERCENTAGE TABLE

       Attained Age      Corridor Percentage
       ------------      -------------------
         40 or younger            250
          41                      243
          42                      236
          43                      229
          44                      222
          45                      215
          46                      209
          47                      203
          48                      197
          49                      191
          50                      185
          51                      178
          52                      171
          53                      164
          54                      157
          55                      150
          56                      146
          57                      142
          58                      138
          59                      134
          60                      130
          61                      128
          62                      126
          63                      124
          64                      122
          65                      120
          66                      119
          67                      118
          68                      117
          69                      116
          70                      115
          71                      113
          72                      111
          73                      109
          74                      107
         75 to 90                 105
          91                      104
          92                      103
          93                      102
          94                      101
         95 and thereafter        100

     EXAMPLE. Assume that the Insured's Attained Age is between 0 and 40. A Policy with a $50,000 Specified Amount will generally pay

$50,000 in Death Benefits. However, the Death Benefit will be the greater of $50,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $20,000, the Death Benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $30,000 will provide a Death Benefit of $75,000 ($30,000 x 250%); an Accumulation Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); and, an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

     Similarly, so long as Accumulation Value exceeds $20,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $25,000 to $20,000 because of charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000.

     Increase in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy. A change in Specified Amount may affect the cost of insurance charge and have Federal Tax consequences. (See Cost of Insurance, page ___ and Federal Income Tax Considerations, page ___.)

     If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. An additional premium is required. The minimum additional premium is $5,000. You cannot
increase the Specified Amount if the Insured's Attained Age is over 90.   We may
refuse an increase or limit the size or number of increases in a Policy Year. (See Charges and Deductions, page ___.)

     You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See Refund Privilege, page ___.)

DURATION OF THE POLICY

     The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See Grace Period and Reinstatement, page ___.)

ACCUMULATION VALUE

     Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

 . the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus

 .  the value in the Fixed Account; plus

 .  Net Premiums received on the Valuation Date, less

 .  Accumulation Value securing Policy Debt; less

 .  any Monthly Deduction processed on that Valuation Date; less

 .  any federal or state income taxes.

     The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date.

     Determination of Unit Value. The unit value of each subaccount is equal to:

 . the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by

 . the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus

 .  the Daily Asset Charge, and divided by

 . the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.

PAYMENT OF POLICY BENEFITS

     Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund or Policy loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See Postponement of Payments, page ___.) You can decide how benefits will be paid. During the Insured's lifetime, you may arrange for the Death Benefit Proceeds or surrenders to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.

     An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

     Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following four methods:

     Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, as our option.

     Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period may be 10 or 20 years.

     Option 3. Equal Installments of a Fixed Amount Payable Annually, semi-annually, quarterly, or monthly. The sum of the installments paid in one year must be at least $40.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

     Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.

Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.

     When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

     Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.

     General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

     To avoid paying installments of less than $20.00 each, we will:

 .  change the installments to a quarterly, semi-annual or annual basis; and/or

 .  reduce the number of installments.

     If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

     Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.

     At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is equal to the rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.

     Limitations. You must obtain our consent to have an option under which proceeds are payable to:

 .  joint or successive payees, or

 .  other than a natural person.

POLICY RIGHTS

LOAN BENEFITS

     Loan Privileges. After the first Policy Year, you can borrow money from us using your Policy as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation, you can borrow up to 90% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received. In addition, an amount equal to 10% of premiums paid is available each year for preferred Policy loans. This amount does not cumulate. In other words, if you pay $50,000 in initial premium and do not take out a Policy loan until year 4, only $5,000 is available under this option for preferred loans. You can, however, take out $5,000 in year 4 and then another $5,000 in year 5.

     Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:

 .  the above-mentioned loan limits, or

 .  the Accumulation Value less Policy Debt and less premiums paid.

     The loan may be repaid in whole or in part during the Insured's lifetime. Loans generally are funded within seven days after receipt of a written request. (See Postponement of Payments, page ___.) Loans may have tax consequences. (See Federal Income Tax Considerations, page ___.)

     Interest. Loans will accrue interest on a daily basis at a rate of 5.0% per year. Interest is due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate.

     Amounts held to secure Policy loans will earn interest at the annual rate of 3.0%, or 5.0% on preferred loans, credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the Fixed Account at that time.

     Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Policy Debt. The Accumulation Value transferred will be deducted from the subaccounts and the Fixed Account in accordance with your instructions. The minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A Policy loan may have tax consequences. (See Federal Income Tax Considerations, page ___.)

     A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account.
Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.

     Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See Grace Period and Reinstatement, page ___.)

     Repayment of Policy Debt. If we receive payments while a Policy loan is outstanding, unless you designate otherwise in writing, those payments are treated in the following order:

 .  repayment of loan interest;

 .  repayment of loans;

 .  additional premium.

Payments received as repayment of loans are first applied to non-preferred loans. As Policy Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy.

SURRENDERS

     During the life of the Insured, you can surrender the Policy by sending us a written request. The amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page ___.) Any proceeds payable upon surrender shall be paid in one sum unless an optional method of payment is elected. (See Payment of Policy Benefits, page ___.) Surrenders may have tax consequences. (See Federal Income Tax Considerations, page ___.)

     You must return the Policy form to us with your request for a surrender. Coverage under the Policy will terminate as of the date of surrender. We may deduct a surrender charge. (See Surrender Charge, page ___.)

     If you make a surrender request without providing us a written election not to have federal and state income taxes withheld, we are required by law to withhold those taxes from the surrender and to remit those withholdings to the federal and/or state government.

TRANSFERS

     You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first 12 transfers in a Policy Year will be free. We will charge $10 for each additional transfer.
Such charge will be deducted from the amount transferred. (See Transfer Charge, page ___.) Transfers resulting from Policy loans, the dollar cost averaging program or the asset allocation program will not be subject to a transfer charge or be counted for purposes of determining the number of free transfers.

     The minimum amount you can transfer from the Fixed Account to the subaccounts in a Policy month is the greater of:

 .  ten percent of the amount in the Fixed Account, or

 .  $1,000.

     We will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written confirmation of the transaction, and making a tape recording of the telephoned instructions.

     Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the AN Money Market Portfolio. (See Allocation of Premiums, page ___.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount ofpremiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

     To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See Postponement of Payments, page ___.)

DOLLAR COST AVERAGING

     Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

     Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

     You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

     You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

ASSET ALLOCATION

     Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

     You can request participation in the asset allocation program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

     If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will only issue a Policy to individuals 90 years of age or less on their last birthday who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules.

     The Date of Issue is used to determine Policy anniversary dates, Policy Years and Policy months.

PREMIUMS

     You must pay the initial premium of at least $10,000 for the Policy to be in force. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

PREMIUM FLEXIBILITY

     You may make subsequent premium payments of at least $5,000 at any time, subject to the premium limitations described herein.

     Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium would increase Net Amount at Risk. We may also establish a minimum acceptable premium amount.

     Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon

 .  the Accumulation Value of the Policy at the time of the increase, and

 .  the amount of the increase you request.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

     Allocation of Premiums. After deduction of premium charges, premiums are allocated according to your instructions. (See Charges and Deductions, page ____.) You can change the allocation without charge by providing proper notification to our Home Office. Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.

     Accumulation Value. The value of subaccounts will vary with the investment performance of these subaccounts and the you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value, and may affect the Death Benefit as well.

GRACE PERIOD AND REINSTATEMENT

     Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. Policy termination may have adverse tax consequences. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.

     Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

     Reinstatement is subject to the following:

 .  evidence of insurability satisfactory to us;

 .  reinstatement or repayment of Policy Debt;

 .  payment of Monthly Deductions not collected during the grace period;

 . payment of the premium sufficient to pay the Monthly Deduction for three months after the date of reinstatement; and

 .  payment of the premium charge.

     The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. Accumulation Value will then be calculated as described under Accumulation Value on page ___. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date of we approve the application for reinstatement.

CHARGES AND DEDUCTIONS

PREMIUM CHARGES

     After the first Policy year, any premiums will be reduced by a 4% charge before being allocated to the subaccounts or the Fixed Account. This charge compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

CHARGES FROM ACCUMULATION VALUE

     We will deduct the following charges from the Accumulation Value:

     Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge and the expense charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance and the administrative charge are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

     The expense charge is guaranteed not to exceed an annual rate 0.40% of the Accumulation Value attributable to Premium paid in the first Policy Year. The Accumulation Value attributable to Premium paid in the first Policy Year is calculated as the first year premium percentage times the Accumulation Value on the Monthly Deduction Date. The first year premium percentage is recalculated every time Premium is paid. During the first Policy Year and prior to receiving any Premium after the first Policy Year, the first year premium percentage equals:

          PP x [1 - (AP/AV)]

where PP is the first year premium percentage immediate prior to the addition of the new premium, AP is the additional premium and AV is the Accumulation Value including the new premium.

     For example, assume you paid $10,000 of Premium in initial premium and $5,000 on the first Policy anniversary when the Accumulation Value was $10,500. The first year premium percentage with the new premium would be 67.74% (100% x (5,000/15,500)).

     Currently, there is no expense charge after the tenth policy year. The expense charge compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

      Currently, the cost of insurance charge for a Policy is a percentage of the Accumulation Value on the Monthly Deduction Date. The charge is based on the duration of the insurance and is determined separately for the Specified Amount at issue and for any increase in Specified Amount. To determine the cost of insurance, Accumulation Value will be allocated proportionately based on the original Specified Amount and any increases. We may change the cost of insurance charges; however, the cost of insurance charge is guaranteed not to exceed the guaranteed cost of insurance rates set forth in the current Policy Data Page. The guaranteed cost of insurance rate depends on the Insured's sex (except in Montana) and age on the first day of a Policy Year.

     The cost of insurance is deducted until Attained Age 100. The cost of insurance charge compensates us for providing insurance protection under the Policy.

     Surrender Charge. If a Policy is surrendered, we may assess a surrender charge based upon the amount of Premium withdrawn and the amount of the surrender premium shown on the Policy Data Page. Surrender premiums are calculated separately for the original Specified Amount and for each increase in Specified Amount. The surrender charge will never exceed $56.65 per $1000 of Specified Amount. There are no surrender charges on Premiums in excess of the total Surrender Premium. The surrender charge compensates us for the costs of distributing the Policy.

     The surrender charge is more substantial in early Policy Years. Accordingly, the Policy is more suitable for long-term purposes.

     Annual Fee. An annual fee will be assessed each Policy Year. Currently, if the Accumulation Value exceeds $50,000, the annual fee is waived. The annual fee compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

     Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

     Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policy will exceed our estimates.
Such charge shall not exceed 1.25% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 1.25% annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

     Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See Eligible Portfolio Annual Expenses, page ___. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.

     Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any Federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policy.

EXCEPTIONS TO CHARGES

     We may reduce the surrender charge, premium charge, expense charge, cost of insurance and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly policy charge, cost of insurance or daily asset charge.

     The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family member of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,
THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

AMERICAN NATIONAL INSURANCE COMPANY

     We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6%.

     We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

THE SEPARATE ACCOUNT

     We established the Separate Account under Texas law on July 30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we
issue.   We are the legal holder of the Separate Account's assets.  The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

     The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.

     The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.

     We will redeem shares in the Eligible Portfolios as needed to:

 .  collect charges,

 .  pay the Surrender Value,

 .  secure Policy loans,

 .  provide benefits, or

 .  transfer assets from one subaccount to another, or to the Fixed Account.

     Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

     The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.

     We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.

     If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:

 .  operate the Separate Account as a management company,

 .  de-register the Separate Account if registration is no longer required,

 .  combine the Separate Account with other separate accounts,

 . restrict or eliminate any voting rights associated with the Separate Account, or

 . transfer the assets of the Separate Account relating to the Policies to another separate account.

     We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC and state insurance regulatory authorities.

     Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the applicable Portfolio Company. We will furnish Policyowners with the proper forms, materials and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the applicable Portfolio Company in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.

     The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

THE FUNDS

     Each of the twenty-seven subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.

     The investment objectives and policies of each Eligible Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.

     Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Portfolio Companies contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

     You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

     The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:

     The AN Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

     The AN Growth Portfolio seeks to achieve capital appreciation.

     The AN Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

     The AN Managed Portfolio seeks to achieve growth of capital and/or current income.

     Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

     The Fidelity Funds' current Eligible Portfolios and respective investment objectives are as follows:

     VIP Asset Manager Portfolio ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

     VIP Asset Manager: Growth Portfolio ... seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

     VIP Index 500 Portfolio ... seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

     VIP Growth Opportunities Portfolio ... seeks to provide capital growth.

     VIP Contrafund Portfolio ... seeks long-term capital appreciation.

     Fidelity Management and Reseach Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services.
It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. As of December 31, 1998, FMR advised funds having more than 39 million shareholder accounts with a total value of more than $694 billion. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d, President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.

     The T. Rowe Price Funds' current Eligible Portfolios and respective investment objectives are as follows:

T. Rowe Price International Series, Inc.

     T. Rowe Price International Stock Portfolio ... seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

T. Rowe Price Equity Series, Inc.

     T. Rowe Price Mid-Cap Growth Portfolio ... seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

     T. Rowe Price Equity Income Portfolio ... seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.

T. Rowe Price Fixed Income Series, Inc.

     T. Rowe Price Limited-Term Bond Portfolio ... seeks a high level of income consistent with modest price fluctuation by investing primarily in investment grade debt securities.

     T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

     The MFS Fund currently has 4 series or portfolios, the following 3 of which are Eligible Portfolios:

     MFS Value Series Portfolio...seeks capital appreciation.

     MFS Emerging Growth Series Portfolio...seeks to provide long-term growth of capital.

     MFS Research Series Portfolio...seeks to provide long-term growth of capital and future income.

     MFS Growth With Income Series Portfolio... seeks to provide reasonable current income and long-term growth and income.

Massachusetts Financial Service Company is responsible for selection and management of the portfolio investments of the MFS Fund.

     The Van Eck Fund currently has 4 series or portfolios, the following 2 of which are Eligible Portfolios:

     Van Eck Worldwide Hard Assets Portfolio...seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

     Van Eck Worldwide Emerging Markets Portfolio...seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck Associates Corporation serves as investment advisor and manages the investment operations of the Van Eck Fund and furnishes the fund's portfolios with a continuous investment program which includes determining which securities should be brought, sold or held.

     The Federated Fund currently has ______ series or portfolios, the following 5 of which are Eligible Portfolios:

     Federated Utility Fund II Portfolio...seeks to achieve high current income and moderate capital appreciation.

     Federated Growth Strategies Portfolio...seeks capital appreciation.

     Federated U.S. Government Bond Portfolio...seeks current income by investing in a diversified portfolio limited to U.S. government securities.

     Federated High Income Bond II Portfolio...seeks high current income.

     Federated Equity Income Fund II Portfolio...seeks to provide above average income and capital appreciation.

Federated Advisors makes all investment decisions for the Federated Fund, subject to direction by the fund's trustees.

     The Lazard Fund currently has ______ series or portfolios, the following 2 of which are Eligible Portfolios:

     Lazard Retirement Emerging Markets Portfolio...seeks capital appreciation.

     Lazard Retirement Small Cap Portfolio...seeks capital appreciation.

Lazard Freres Asset Management serves as investment advisor and continually furnishes an investment program for each portfolio in the Lazard Fund consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

     We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts.
Some advisors or distributors may pay us a greater percentage than others.

Fixed Account

     You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page ___.)

     We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

     Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

     Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.

     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility of a Policyowner to allocate Premiums and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY PROCEEDS

     In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.

     Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     Depending on the circumstances, a Policy loan, a surrender, the continuation of the Policy beyond the Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.

     Modified Endowment Contracts. While classification as a Modified Endowment Contract depends on the individual circumstances of each Policyowner, in almost all cases the Policy will be classified as a Modified Endowment Contract. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. In general, a life insurance policy will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the life insurance policy provided for paid-up future benefits after the payment of seven level annual premium payments.

     In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.

     If a Policy becomes a Modified Endowment Contract, distributions such as Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.

     Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:

     (1) All distributions from such a Policy (including distributions upon surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.

     (2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

     (3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a

          Policy. This penalty tax does not apply if the distribution or loan:

          (a)  is made on or after the Policyowner reaches actual age 59 1/2;

          (b)  is attributable to the Policyowner's becoming disabled; or

          (c)  is part of a series of substantially equal periodic payments for
               (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary

     Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions.
Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.

     Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Policy.  "Investment in the policy" means:

     (a) the aggregate amount of any Premiums or other consideration paid for a Policy; minus

     (b) the aggregate amount of distributions received under a Policy that is excluded from the gross income of the

          Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

     (c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.

     Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs.

     Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the Insured's 100th year.

     Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

      Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the
Policy could change by legislation or otherwise.   Moreover, it is possible that
any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

AMERICAN NATIONAL'S INCOME TAXES

     American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policy.

     Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION

SALE OF THE POLICY

     SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)

     SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy. Registered representatives will receive sales commissions no greater than 8.0% of Surrender Premium on any sales of the Policy or increases in Surrender Premium.

YEAR 2000

     Many of the services provided to the Separate Account and Policyowners depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing and account services. Like all financial services providers, we utilize systems that may be affected by Year 2000 Problems and we rely on service providers, including the Eligible Portfolios, that may also be affected. We have developed, and are continuing to implement, a Year 2000 transition plan, and we are confirming that our service providers are doing the same. It is difficult to predict with precision whether the outcome of these efforts will have any negative impact on our Company. As of the date of this prospectus, we do not anticipate that you will experience any negative effects on your Accumulation Value, or on the services provided in connection with your Policy, as a result of Year 2000 Problems. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Separate Account or the Policyowners.

THE CONTRACT

     The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states.

     Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. If the Policyowner is a minor, first the Applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

     Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Insured.

     Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.

     Change in Policyowner or Assignment. In order to change the Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.

     Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of the Insured. Any reinstatement of a Policy shall be incontestable during the lifetime of the Insured only after having been in force for two years after the Policy Date of the reinstatement.

     Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.

     Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

     Postponement of Payments. Payment of any amount upon refund, full surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
(2) the SEC by order permits postponement for the protection of Policyowners; or
(3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's Accumulation Value. Surrenders or loans from the Fixed Account may be deferred for up to 6 months from the date of written request.

DIVIDENDS

     The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

LEGAL MATTERS

     Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.

LEGAL PROCEEDINGS

     The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that reasonably likely to have a material adverse impact on the Separate Account or us.

REGISTRATION STATEMENT

     We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.

EXPERTS

     The consolidated financial statements of our Company and its subsidiaries as of December 31, 1998 and 1997, and for the years then ended, included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

     As stated in his opinion which was filed as an exhibit to the registration statement, Rex D. Hemme has examined the actuarial matters included in this prospectus.

SENIOR EXECUTIVE OFFICERS AND DIRECTORS OF
AMERICAN NATIONAL INSURANCE COMPANY

Name and Position(s) with American National Insurance Company/
Principal Occupations Last Five Years and Other Positions Held

ROBERT L. MOODY
CHAIRMAN OF THE BOARD, DIRECTOR, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

American National: President, January 1996 to present; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.

ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.:
Director and President, 1982 to present. Moody Bank Holding Company, Inc.:
Director and President, 1988 to present. Moody National Bank of Galveston:
President, 1980 to 1993; Chairman of the Board, Director and Chief Executive Officer, 1980 to present. National Western Insurance Company: Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody
Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation: Director. GTG
Corporation: Director. Gal-Tex Management Co.: Director. Gal-Tex Woodstock,
Inc.: Director. New Paxton Hotel Corporation: Director. Transitional Learning Community at Galveston: Chairman of the Board and Director. The Moody Endowment:
Chairman of the Board and Director.

G. RICHARD FERDINANDTSEN
DIRECTOR, SENIOR EXECUTIVE VICE PRESIDENT
AND CHIEF OPERATING OFFICER

American National: Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. McMarr Properties (formerly American Securities Company): Director, April 1978 to present. McCreless
Foundation: Director, April 1992 to present. United Land: Director, January 1985 to present. Commonwealth Life and Accident Insurance Company: Director, June 1993 until company was merged in December 1994. American National Lloyds Insurance Company:
Underwriter, March 1994 to present. Pacific P & C, Inc.: Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance
Company: Director, January 1996 to present; Chairman of the Board, President and Chief Executive Officer, 1998 to present. Garden State Life Insurance Company:
Director. Securities Management & Research, Inc.: Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.:
Director, President and Chief Executive Officer. ANMEX International Services,
Inc.: Director and President. ANMEX International, Inc.: Director and President.

IRWIN M. HERZ, JR.
DIRECTOR

American National: Director: 1984 to present. Greer, Herz & Adams, L.L.P.:
Partner, March 1980 to present, General Counsel to American National. Three R
Trust: Trustee, April 1971 to present. Commonwealth Life and Accident Insurance
Company: Director, April 1983 until company was merged in December 1994. Garden State Life Insurance Company: Director, June 1992 to present. American National Property and Casualty Company: Director. American National General Insurance
Company: Director. Pacific P & C, Inc.: Director.

R. EUGENE LUCAS
DIRECTOR

American National: Director, April 1981 to present. Gal-Tex Hotel Corporation:
President and Director, March 1971 to present. Gal-Tenn Hotel Corporation:
President and Director, March 1971 to present. Gal-Tex Management Company:
President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.: President and Director, November 1995 to present. New Paxton Hotel Corporation: President and Director. Securities Management and Research, Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present.

E. DOUGLAS MCLEOD
DIRECTOR

American National: Director, April 1984 to present. ANREM Corporation: Director, October 1979 to present. National Western Life Insurance Company: Director, 1986 to present. Independent County Mutual Fire Insurance Company of Texas: Director, June 1984 to present. Attorney. The Moody Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Director, 1983 to present.

FRANCES ANNE MOODY
DIRECTOR

American National: Director, April 1987 to present.  The Moody Foundation:
Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to present. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas.

RUSSELL S. MOODY
DIRECTOR

American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to March 1996. Gal-Tex Hotel Corporation:
Director, 1981 to 1997. Seal Fleet, Inc.: Director, 1982 to 1996.

WILLIAM L. MOODY IV
DIRECTOR

American National: Director, March 1951 to present. Moody National Bank of
Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present.

JOE MAX TAYLOR
DIRECTOR

American National: Director, April 1992 to present. County of Galveston, Texas:
Sheriff, 1980 to present. Moody Gardens, Inc.: Director and President, 1988 to present. Transitional Learning Community at Galveston: Director, 1985 to present. Galveston County Bail-Bond Board: President, 1981 to present. Fifty Club Board of Galveston: Director, 1981 to present. Landry's Seafood Restaurants, Inc.: Director, 1992 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task
Force: Chairman, 1993 to present. University of Texas Medical Branch:
President's Cabinet, 1994 to present.

ROBERT A. FRUEND
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Multiple Line Marketing, April 1989 to present. American National Life Insurance Company of
Texas: Director and Vice President, April 1989 to present. American National Property and Casualty Insurance Company: Chairman of the Board; and Director, November 1979 to present. American National General Insurance Company: Chairman of the Board; and Director, November 1981 to present. Securities Management and Research, Inc.: Director, November 1988 to present: Pacific P & C, Inc.:
Director, 1995 to present; and Chairman of the Board. American National
Insurance

Service Company: Director, November 1988 to present. ANPAC Lloyds Insurance Management, Inc.: Director, December 1995 to present. American National Lloyds Insurance Company: Director, December 1995 to present.

BILL J. GARRISON
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President. ANMEX International, Inc.: Vice President. Commonwealth Life and Accident Insurance
Company: Director, February 1993 until company was merged in December 1994.

MICHAEL W. MCCROSKEY
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President-Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM
Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance Company: Vice President, May 1988 to present. ANTAC, Inc.: President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group: President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts, Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present. SM&R Growth Fund, Inc.: Director and President. SM&R Equity Income Fund, Inc.:
Director and President. SM&R Balanced Fund, Inc.: Director and President. ANDV `97: Director and President. Comprehensive Investment Services, Inc.: Director.

JAMES E. POZZI
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Independent Markets, April 1996 to present; and Senior Vice President, Corporate Planning and Development, June 1992 to April 1996. American National Life Insurance Company of Texas: Vice President, April 1993 to present.

RONALD J. WELCH
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President and Chief Actuary, April 1996 to present; and Senior Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty Company: Director, November 1987 to present. American National General Insurance Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Commonwealth Life and Accident Insurance
Company: Vice President, until company was merged in December 1994. Garden State Life Insurance Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management, Inc.: Director. ANMEX International Services, Inc.:
Director and Vice President. ANMEX International, Inc.: Director and Vice President. Alternative Benefit Management, Inc.: Director.

CHARLES H. ADDISON
SENIOR VICE PRESIDENT

American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company: Director, January 1996 to present.

ALBERT L. AMATO
SENIOR VICE PRESIDENT

American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.:
Director and Senior Vice President. Commonwealth Life and Accident Insurance
Company: Director, August 1992 until company was merged in December 1994.

GLENN C. LANGLEY
SENIOR VICE PRESIDENT

American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April

1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources.

STEPHEN E. PAVLICEK
SENIOR VICE PRESIDENT AND CONTROLLER

American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President
- Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to present. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas: Controller, August 1994 to present. ANREM Corporation: Director. American National Property and Casualty
Company: Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company:
Vice President, Controller and Director. ANDV `97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.: Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.

STEVEN H. SCHOUWEILER
SENIOR VICE PRESIDENT

American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Galveston Health Network, Inc.: President. Conseco Group Risk
Management: President and Chief Executive Officer, December 1989 to April 1998.

JAMES R. THOMASON
SENIOR VICE PRESIDENT

American National: Senior Vice President, Credit Insurance Services, April 1987 to present.

GARETH W. TOLMAN
SENIOR VICE PRESIDENT

American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996.

VINCENT E. SOLER, JR.
VICE PRESIDENT, SECRETARY AND
TREASURER

American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM Corporation:
Treasurer, October 1984 to present. American National Life Insurance Company of
Texas: Treasurer, April 1984 to present; Controller,

April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company: Assistant Secretary, August 1994 to present. American National General Insurance Company:
Assistant Secretary. Pacific P & C, Inc.: Assistant Secretary. Galveston Health Network, Inc.: Secretary. ANDV `97: Secretary. ANMEX International Services,
Inc.: Secretary and Treasurer. ANMEX International, Inc.: Secretary and Treasurer. Comprehensive Investment Services, Inc.: Secretary. Alternative Benefit Management, Inc.: Secretary and Treasurer.

The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

FINANCIAL STATEMENTS

     Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[financial statements to be inserted in subsequent amendment]

                                   APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES AND SURRENDER VALUES

     The tables on pages ___ and ___ illustrate how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results.

     The table on page ___ illustrates how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:

 . a gross annual investment rate of return (i.e. investment income and capital gains and losses) of 0%, 6% or 12%,

 .  a $100,000 Specified Amount,

 .  the Insured is a male, age 65,

 .  $10,000 initial premium is paid,

 .  all Accumulation Value is allocated to the Separate Account,

 .  no Policy Loans are made,

 .  no transfers to the Fixed Account,

 .  no more than twelve transfers among Subaccounts, and

 . fees and expenses for the Eligible Portfolios at a hypothetical annual rate of _____% of net assets (the rate is a simple average, for all Eligible Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be ____%).

The Accumulation Value, Surrender Value and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.

     The table on page ___ is based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.

     The table on page ___ is based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.

     Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 1.25% of average daily Accumulation Value. After adjustment to reflect the Daily Asset Charge and the average Eligible Portfolio Annual Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6% and 12% correspond to approximate hypothetical net annual rates of ____%, ____% and ____%.

     The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See Federal Income Tax Considerations, page ___.)

     If a Policy Loan is made, both Surrender Value and Death Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation Value held to secure the loan.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting.

[actual illustrations to be inserted in subsequent amendment]

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

     American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.
     THE PROSPECTUS CONSISTING OF ___ PAGES.
     UNDERTAKING TO FILE REPORTS.
     RULE 484 UNDERTAKING.
     REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A).
     SIGNATURES.
     WRITTEN CONSENTS

     The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:

Exhibit 1 ....    Resolution of the Board of Directors of American National
                  Insurance Company authorizing establishment of American
                  National Variable Life Separate Account (previously filed on
                  April 24, 1998)

Exhibit 2 ....    Not Applicable

Exhibit 3(a) .... Distribution and Administrative Services Agreement (previously filed on April 24, 1998)

Exhibit 3(b) .... Not Applicable

Exhibit 3(c) .... Schedule of Sales Commissions (previously filed on April 24,
                  1998)

Exhibit 4 .....   Not Applicable

Exhibit 5 ....    Flexible Premium Variable Life Insurance Policy (previously filed on April 24, 1998)

Exhibit 6(1) .... Articles of Incorporation of American National Insurance
                  Company (previously filed on April 24, 1998)

Exhibit 6(2) .... By-laws of American National Insurance Company (previously filed on April 24, 1998)

Exhibit 7 ....    Not Applicable

Exhibit 8(1) .... Form of American National Investment Accounts, Inc. Fund
                  Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(2) .... Form of Variable Insurance Products Fund Fund Participation
                  Agreement (previously filed on April 24, 1998)

Exhibit 8(3) .... Form of Variable Insurance Products Fund II Fund
                  Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(4) .... Form of Variable Insurance Products Fund III Fund
                  Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(5) ....  Form of T. Rowe Price Fund Participation Agreement
                   (previously filed on April 24, 1998)

Exhibit 8(6) ....  Form of MFS Variable Insurance Trust Participation Agreement
                   (previously filed on April 24, 1998)

Exhibit 8(7) ....  Form of Federated Insurance Series Participation Agreement
                   (previously filed on April 24, 1998)

Exhibit 8(8) ....  Form of Van Eck Worldwide Insurance Trust Participation
                   Agreement (previously filed on April 24, 1998)

Exhibit 8(9) ....  Form of Lazard Retirement Series, Inc. Participation
                   Agreement (previously filed  on April 24, 1998)

Exhibit 9 ....     Not Applicable

Exhibit 10 ....    Application Form (previously filed in post-effective
                   amendment no. 8 on April 26, 1996)

Exhibit 11 ....    Independent Auditors' Consent (to be filed in subsequent
                   amendment)

Exhibit 12 ....    Opinion of Counsel (to be filed in subsequent amendment)

Exhibit 13 ....    Consent of Counsel (to be filed in subsequent amendment)

Exhibit 14 ....    Actuarial Opinion (to be filed in subsequent amendment)

Exhibit 15 ....    Actuarial Basis of Payment and Cash Value Adjustment Pursuant
                   to Rule 6e-3(T)(b)(V)(B) (previously filed on January 15,
                   1999)

Exhibit 16 ....    Procedures Memorandum Pursuant to   Rule 6e-3(T)(b)(12)(iii)
                   (previously filed on January 15, 1999)

Exhibit 27 ....    Financial Data Schedule (to be filed in subsequent amendment)

     As required by the Securities Act of 1933, the Registrant has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 26th day of February, 1999.

                         American National Variable Life Separate Account (Registrant)

                              By:  American National Insurance Company


                                    By:    ROBERT L. MOODY
                                         -------------------------------------
                                    ROBERT L. MOODY, CHAIRMAN OF THE BOARD,
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         American National Insurance Company
                         (Depositor)


                              By:   ROBERT L. MOODY
                                   -------------------------------------------
                              ROBERT L. MOODY, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
attest:

 VINCENT E. SOLER, JR.
----------------------------------
VINCENT E. SOLER, JR.,
VICE PRESIDENT, SECRETARY AND TREASURER

     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

SIGNATURE                                   TITLE                  DATE
---------                                   -----                  ----

MICHAEL W. MCCROSKEY            EXECUTIVE VICE PRESIDENT -     FEBRUARY 26, 1999
-----------------------------   INVESTMENTS (PRINCIPAL
MICHAEL W. MCCROSKEY            FINANCIAL OFFICER)

STEPHEN E. PAVLICEK             SENIOR VICE PRESIDENT AND      FEBRUARY 26, 1999
-----------------------------        CONTROLLER
STEPHEN E. PAVLICEK             (PRINCIPAL ACCOUNTING OFFICER)

SIGNATURE                           TITLE                    DATE
---------                           -----                    ----

ROBERT L. MOODY         CHAIRMAN OF THE BOARD,           FEBRUARY 26, 1999
--------------------    DIRECTOR, PRESIDENT AND CHIEF
ROBERT L. MOODY             EXECUTIVE OFFICER


G. RICHARD FERDINANDTSEN  DIRECTOR                       FEBRUARY 26, 1999
------------------------
G. RICHARD FERDINANDTSEN


IRWIN M. HERZ, JR.        DIRECTOR                       FEBRUARY 26, 1999
------------------------
IRWIN M. HERZ, JR.


R.EUGENE LUCAS            DIRECTOR                       FEBRUARY 26, 1999
------------------------
E. EUGENE LUCAS


________________________  DIRECTOR
E. DOUGLAS MCLEOD


________________________  DIRECTOR
FRANCES ANNE MOODY


________________________  DIRECTOR
RUSSELL S. MOODY


W. L. MOODY, IV           DIRECTOR                        FEBRUARY 26, 1999
------------------------
W. L. MOODY, IV


________________________  DIRECTOR
JOE MAX TAYLOR